15.Intangible assets	12 Months Ended
Dec. 31, 2018
Intangible Assets
Intangible assets

15.Intangible assets

The breakdown of and roll forward of intangible assets is as follows:

	Goodwill	Slots	Software	Total
Balances as of December 31, 2016	542,302	1,038,900	158,514	1,739,716
Additions	-	-	55,449	55,449
Disposals	-	-	(9,662)	(9,662)
Amortization	-	-	(38,218)	(38,218)
Balances as of December 31, 2017	542,302	1,038,900	166,083	1,747,285
Additions	-	-	82,079	82,079
Amortization (*)	-	-	(51,898)	(51,898)
Balances as of December 31, 2018	542,302	1,038,900	196,264	1,777,466

(*) The weighted average rate of amortizations is 22.03% p.a.

As of December 31, 2018 and 2017, the balances of goodwill and slots were tested for impairment using the discounted cash flows for each cash-generating unit to calculate the value in use.

In order to assess the recoverable value, assets are grouped at the lowest levels for which there are separately identifiable cash flows (Cash-Generating Units – “CGUs”). In order to determine the carrying amount of each cash-generating unit, the Company considers the intangible assets recorded and all tangible assets necessary to conduct its business, given that it will only generate economic benefits by using the combination of both.

The Company allocates goodwill to two cash-generating units: GLA and Smiles, and the airport operating rights are fully allocated to GLA’s cash-generating unit, as shown below:

	Goodwill GLA	Goodwill Smiles	Slots
December 31, 2018
Book value	325,381	216,921	1,038,900
Book value – CGU	(275,500)	602,740	1,038,900
Value in use	23,058,697	7,005,622	15,158,551

Pre-tax discount rate	14.91%	16.95%	13.94%
Perpetuity growth rate	3.50%	3.50%	3.50%

December 31, 2017
Book value	325,381	216,921	1,038,900
Book value - CGU	1,061,177	395,105	1,038,900
Value in use	15,206,092	5,464,287	5,069,156

Pre-tax discount rate	15.46%	19.26%	14.50%
Perpetuity growth rate	3.50%	3.50%	3.50%

The amount of value in use was compared to the carrying amount of each cash-generating unit and, as a result, the Company did not recognize impairment losses on its CGUs.

The assumptions used in the impairment tests of intangible assets are based on internal projections for a five-year period. After the five-year period, the Company considered a perpetuity growth rate. The discounted cash flows that determined the value in use of the cash-generating units was prepared in accordance with the Company’s business plan, which was approved on January 17, 2019.

The main assumptions taken into consideration by the Company to determine the value in use of the cash-generating units are:

•         Capacity and fleet: considers the use, the aircraft capacity used in each route and the projected size of the fleet in operation.

•         Demand: market efficiency is the main input to estimate the Company’s demand growth. Management considers market efficiency to be the ratio between its market share and the load factor. This indicator reflects how efficiently the Company uses its share of the market’s total supply based on how much demand for air transportation it absorbs.

•         Revenue per passenger: considers the average price charged by GLA and the effects of market assumptions (see the assumptions used below).

•         Operating costs related to the business: based on the historical cost and updated by indicators, such as inflation, supply, demand and variation of the U.S. dollar.

The Company also considered market assumptions, including the GDP (source: Brazilian Central Bank), the U.S. dollar (source: Brazilian Central Bank), kerosene prices (per barrel) (source: Brazilian National Agency of Petroleum, Natural Gas and Biofuels – “ANP”) and interest rates (source: Bloomberg).